SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    June 20, 2006

AXONYX INC.
(Exact name of Registrant as Specified in its Charter)

Nevada	000-25571	86-0883978
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

500 Seventh Avenue, 10th Floor, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 645-7704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On June 20, 2006, TorreyPines Therapeutics, Inc. (“TorreyPines”) announced that it will present at the Jefferies & Company Life Sciences Conference in New York on Tuesday, June 27th at 9:00 a.m., EDT. A copy of such announcement is attached hereto under Exhibit 99.1.

The Registrant announced earlier this month in its Current Report on Form 8-K filed with the SEC on June 12, 2006 that it had entered into an Agreement and Plan of Reorganization with TorreyPines (the “Merger”). Additional Information regarding the Merger and where to find such information is described in Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

    (d)  Exhibits.

99.1  Press Release of TorreyPines Therapeutics, Inc. dated June 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 20th day of June, 2006.

AXONYX INC.

By:	/s/ S. Colin Neill
Name: S. Colin Neill
Title: Chief Financial Officer